Exhibit 99.1

ALTA EQUIPMENT GROUP, INC.

EARNINGS PRESS RELEASE

Alta Equipment Group Reports Full Year 2019 Financial Results

•	Net revenues increased 35% year-over-year to $557.4 million, led by the acquisition of Northland Industrial Truck Co. (“NITCO”) in May of 2019 and continued growth in Alta Equipment Group Inc.’s core businesses
•	Industrial revenues were $312.3 million, an increase of $110.0 million, or 54.4%, compared to $202.3 million a year ago, primarily related to the NITCO acquisition
•	Construction revenues were $245.1 million, an increase of $34.4 million, or 16.3%, compared to $210.7 million a year ago
•	Gross profit increased to 27.3%, compared to 26.7% a year ago

Livonia, MI. – March 25, 2020 – Alta Equipment Group Inc. (NYSE: ALTG) (“Alta”), a leading provider of premium industrial and construction equipment and related services, today announced financial results for the full year 2019. The financial results reflect the twelve months ended December 31, 2019, prior to the recent closing of the business combination on February 14, 2020 of the recent business combination between Alta’s predecessor, Alta Equipment Holdings, Inc., and B. Riley Principal Merger Corp., a special purpose acquisition company sponsored by an affiliate of B. Riley Financial, Inc. The business combination provided net proceeds to Alta of $538 million, through a combination of equity and debt financings, which Alta intends to use to fund its operations.

Ryan Greenawalt, Chief Executive Officer of Alta, said, “Our full year 2019 results underline the strength in our core business and the robust opportunities in our acquisition pipeline. During the year we added NITCO, a quality dealer in the New England material handling market as part of our acquisition strategy. The additions of Flagler CE Holdings, LLC and Liftech Equipment Companies, Inc. in early 2020 provide further scale and end market diversification to our dealer platform and a great opportunity to grow our aftermarket parts sales and service business through geographic expansion. The closing of the business combination marks a significant milestone in Alta’s proud history, strengthens our capital structure to weather the impacts of the COVID-19 pandemic and will ultimately support Alta’s continue growth as an industry leader.”

Recent Business Highlights:

•	Acquired NITCO on May 1, 2019. NITCO had audited revenue of $126 million for the fiscal year ended October 31, 2018
•	Became a public company on February 18, 2020, following the business combination with

B. Riley Principal Merger Corp.

•	Completed the acquisitions of Liftech Equipment Companies, Inc. and Flagler CE Holdings, LLC which increase the company’s presence in key geographic markets and expands opportunities in the Florida market
•	Approximately half of Alta’s employees are skilled technicians and fuels the company’s part sales and service business
•	Improved balance sheet strength through recent debt restructuring and equity raise

Full Year 2019 Financial Results:

	Years ended December 31,
(in millions, except percent)	2019	2018	Change $	Change %
Revenues:
New and used equipment sales	$244.6	$181.7	$62.9	35%
Parts sales	82.7	61.3	21.4	35%
Service revenue	92.7	61.6	31.1	50%
Rental revenue	95.2	74.1	21.1	28%
Rental equipment sales	42.2	34.3	7.9	23%
Net revenue	$557.4	$413.0	$144.4	35%

Cost of revenues:
New and used equipment sales	215.4	158.1	57.3	36%
Parts sales	54.1	40.6	13.5	33%
Service revenue	34.6	24.2	10.4	43%
Rental revenue	17.5	15.1	2.4	16%
Rental depreciation	47.3	34.4	12.9	38%
Rental equipment sales	36.4	30.5	5.9	19%
Cost of revenue	$405.3	$302.9	$102.4	34%

Gross profit	152.1	110.1	42.0	1%

Total general and administrative expenses	140.4	94.3	46.1	49%

Income from operations	11.7	15.8	(4.1)	-26%

Total other income (expense)	(47.1)	(14.3)	(32.8)	229%

Net (loss) income	$(35.4)	$1.5	(36.9)	-2460%

Earnings Call and Webcast

Alta will discuss its full year 2019 results via live webcast and teleconference today at 5:00 p.m. Eastern Time. A live webcast of the call can be found on the investor relations portion of the company's website at https://Investors.altaequipment.com. For a live audio teleconference, please dial (844) 543-5487 (domestic), or (825) 312-2330 (international), with conference ID # 2375858 to access the conference call at least five minutes prior to the 5:00 p.m. Eastern Time start time. Once connected with the operator, request access to the Alta Equipment Group Full Year 2019 Earnings Call.

A live replay of the call will also be available on the investor relations portion of the company's website at https://Investors.altaequipment.com. An audio replay will be available between 8:00 p.m. Eastern Time, March 25, 2020, and 12:59 p.m. Eastern Time, April 8, 2020, by calling (800) 585-8367, or (416) 621-4642, with conference ID # 2375858.

Additionally, supplementary presentation slides will be accessible on the “Investor Relations” section of the Company’s website at https://Investors.altaequipment.com.

About Alta Equipment Group

Alta owns and operates one of the largest integrated equipment dealership platforms in the U.S. Through its branch network, the Company sells, rents, and provides parts and service support for several categories of specialized equipment, including lift trucks and aerial work platforms, cranes, earthmoving equipment and other industrial and construction equipment. Alta has operated as an equipment dealership for 35 years and has developed a branch network that includes 43 total locations across Michigan, Illinois, Indiana, New England, New York and Florida. Alta offers its customers a one-stop-shop for most of their equipment needs by providing sales, parts, service, and rental functions under one roof. More information can be found at www.altaequipment.com.

Forward Looking Statements

This presentation includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws. Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements may include, for example, statements about: our future financial performance; our plans for expansion and acquisitions; and changes in our strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management. These forward-looking statements are based on information available as of the date of this presentation, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing the parties’ views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against us relating to the business combination and related transactions; (2) the ability to maintain our listing of shares of common stock on the New York Stock Exchange; (3) the risk that integrating our acquisitions disrupts our current plans and operations; (4) the ability to recognize the anticipated benefits of our business combination and acquisitions, which may be affected by, among other things, competition, our ability to grow and manage growth profitably, our ability to maintain relationships with customers and suppliers and retain our management and key employees; (5) changes in applicable laws or regulations; (6) the possibility that we may be adversely affected by other economic, business, and/or competitive factors; (7) disruptions in the political, regulatory, economic and social conditions domestically or internationally; major public health issues, such as an outbreak of a pandemic or epidemic (such as the novel coronavirus COVID-19), which could cause disruptions in our operations, supply chain, or workforce; and (8) and other risks and uncertainties identified in this presentation or indicated from time to time in the section entitled “Risk Factors” in our annual report on Form 10-K and other filings with the U.S. Securities and Exchange Commission (the “SEC”). the Company cautions that the foregoing list of factors is not exclusive, and readers should not place undue reliance upon any forward-looking statements, which speak only as of the date made. We do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

* Use of Non-GAAP Financial Measures

To supplement its consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), Alta discloses non-GAAP financial measures, including Adjusted EBITDA, in this press release because Alta believes they are useful performance measures because they allow for an effective evaluation of Alta’s operating performance when compared to its peers, without regard to financing methods or capital structure. Alta believes such measures are useful for investors and others in understanding and evaluating Alta’s operating results in the same manner as its management. However, such measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for, or in isolation from, net income (loss), revenue, operating profit, or any other operating performance measures calculated in accordance with GAAP.

Alta defines Adjusted EBITDA as net income (loss) before interest expense, income taxes, depreciation and amortization, adjustments for certain one-time or non-recurring items and other adjustments. Alta excludes these items from net income (loss) in arriving at Adjusted EBITDA because these amounts are either non-recurring or can vary substantially within the industry depending upon accounting methods and book values of assets, capital structures and the method by which the assets were acquired. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are reflected in Adjusted EBITDA. Alta’s presentation of Adjusted EBITDA should not be construed as an indication that results will be unaffected by the items excluded from Adjusted EBITDA. Alta’s computation of Adjusted EBITDA may not be identical to other similarly titled measures of other companies. For a reconciliation of non-GAAP measures to their most comparable measures under GAAP, please see the table entitled “Reconciliation of Non-GAAP Financial Measures” at the end of this press release.

Contacts

Investors:

Bob Jones / Taylor Krafchik

Ellipsis

IR@altaequipment.com

(646) 776-0886

Media:

Glenn Moore

Alta Equipment

glenn.moore@altaequipment.com

(248) 305-2134

ALTA EQUIPMENT HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

(amounts in millions, except share and per share amounts)	December 31, 2019	December 31, 2018
ASSETS
CURRENT ASSETS
Cash	$-	$1.5
Accounts receivable, net	101.2	65.9
Inventories, net	137.2	109.7
Prepaid expenses and other current assets	5.7	3.3
Total current assets	244.1	180.4

PROPERTY AND EQUIPMENT, NET	196.5	152.5
OTHER ASSETS
Goodwill	8.6	7.6
Intangible assets, net	3.0	0.1
Other assets	2.0	2.0
Total other assets	13.6	9.7

TOTAL ASSETS	$454.2	$342.6

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)
CURRENT LIABILITIES
Lines of credit	$72.5	$27.7
Floor plan payable – new equipment	87.7	68.3
Floor plan payable – used and rental equipment	112.5	108.6
Current portion of long-term debt	7.1	8.0
Accounts payable	31.1	22.5
Customer deposits	7.2	2.8
Accrued expenses	16.0	8.3
Other current liabilities	9.3	5.0
Total current liabilities	343.4	251.2

LONG-TERM LIABILITIES
Long-term debt, net of current portion	86.5	70.1
Capital lease obligations, net of current portion	1.4	1.2
Buyback residual obligations, net of current portion	0.7	-
Guaranteed purchase obligation, net of current portion	9.0	1.7
Lease liability, net of current portion	3.7	0.9
Other liabilities	3.1	3.6
Warrant liability	29.6	1.7
TOTAL LIABILITIES	$477.4	$330.4

STOCKHOLDERS’ EQUITY (DEFICIT)
Common stock, $0.01 par value, 300,000 shares authorized; 18,980 issued and outstanding at December 31, 2019 and 2018	-	-
Retained earnings (deficit)	(23.2)	12.2
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(23.2)	12.2
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$454.2	$342.6

ALTA EQUIPMENT HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME

	Years ended December 31,
(amounts in millions)	2019	2018
Revenues:
New and used equipment sales	$244.6	$181.7
Parts sales	82.7	61.3
Service revenue	92.7	61.6
Rental revenue	95.2	74.1
Rental equipment sales	42.2	34.3
Net revenue	$557.4	$413.0

Cost of revenues:
New and used equipment sales	215.4	158.1
Parts sales	54.1	40.6
Service revenue	34.6	24.2
Rental revenue	17.5	15.1
Rental depreciation	47.3	34.4
Rental equipment sales	36.4	30.5
Cost of revenue	$405.3	$302.9

Gross profit	$152.1	$110.1

General and administrative expenses	137.6	92.0
Depreciation and amortization expense	2.8	2.3
Total general and administrative expenses	140.4	94.3

Income from operations	$11.7	$15.8

Other income (expense)
Interest expense, floor plan payable – new equipment	(2.9)	(1.9)
Interest expense – other	(17.6)	(13.2)
Other income	1.3	1.2
Change in fair market value of warrants	(27.9)	(0.4)
Total other income (expense)	$(47.1)	$(14.3)

Net income (loss)	$(35.4)	$1.5

ALTA EQUIPMENT HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Period Ended December 31,
(amounts in millions)	2019	2018
OPERATING ACTIVITIES
Net (loss) income	$(35.4)	$1.5
Adjustments to reconcile net income (loss) to net cash flows provided by operating activities:
Depreciation and amortization	50.1	37.1
Inventory obsolescence	0.8	0.5
Gain on sale of assets	(0.1)	(0.1)
Provision for bad debt	1.8	1.3
Paid-in-kind interest	6.5	4.7
Interest expense – debt issuance costs	0.8	0.8
Interest expense – debt discount	0.2	0.2
Change in fair value of warrants	27.9	0.4
Changes in:
Accounts receivable	(23.2)	(14.0)
Inventories and rental fleet	(35.8)	(64.2)
Prepaid expenses and other assets	(2.0)	1.4
Proceeds from floor plans with manufacturers	213.9	209.3
Payments under floor plans with manufacturers	(230.4)	(175.4)
Accounts payable, accrued expenses, customer deposits, and other current liabilities	18.8	(5.2)
Leases and other liabilities	0.6	(1.9)
Net cash used in operating activities	$(5.5)	$(3.6

INVESTING ACTIVITIES
Proceeds from the sale of assets	0.1	0.3
Expenditures for property and equipment	(22.3)	(34.6)
Expenditures for acquisitions, net of cash acquired	(65.6)	(4.7)
Net activity on notes and land contract receivable	-	(0.4)
Net cash used in investing activities	$(87.8)	$(39.4

FINANCING ACTIVITIES
Expenditures for debt issuance costs	(0.1)	(0.3)
Proceeds from lines of credit	182.7	20.2
Payments under lines of credit	(138.0)	(5.5)
Proceeds from floor plans with unaffiliated source	119.8	72.5
Payments under floor plans with unaffiliated source	(79.7)	(54.1)
Proceeds from issuance of long-term debt	20.0	20.4
Payments on long-term debt	(12.0)	(8.1)
Payments on capital lease obligations	(0.9)	(0.7)
Net cash provided by financing activities	$91.8	$44.4

NET CHANGE IN CASH	(1.5)	1.4

Cash, Beginning of year	1.5	0.1
Cash, End of year	$(0.0)	$1.5

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid for interest	$13.2	$8.8

Non-cash investing and financing activities:
Equipment acquired through capital lease	$0.1	$0.5

ALTA EQUIPMENT HOLDINGS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

	Period Ended December 31,
(amounts in millions)	2019	2018	Change $

Net (loss) income	$(35.4)	$1.5	$(36.9)
Depreciation and amortization	50.1	37.1	13.0
Interest expense	20.5	15.1	5.4
EBITDA	$35.2	$53.7	$(18.5)
Adjusted EBITDA:
Proforma EBITDA - Northland 1/1/19-4/30/19[1]	5.6	-	5.6
Change in fair value of warrants[2]	27.9	0.4	27.5
Transaction fees[3]	4.3	0.1	4.2
Branch start-up costs[4]	-	0.3	(0.3)
Loan administration fees[5]	0.4	0.3	0.1
Loss on auction sale[6]	1.1	-	1.1
Non-cash adjustment for aged WIP[7]	0.2	-	0.2
Non-cash adjustment for inventory reserves[8]	0.8	0.5	0.3
Non-cash deferred rent adjustment[9]	0.7	0.7	-
New floorplan interest expense[10]	(2.2)	(1.5)	(0.7)
Adjusted EBITDA	$74.0	$54.5	$19.5

[1] Prorated EBITDA of audited six months ended April 30, 2019
[2] Represents mark to market valuation for warrant consistent with GS redemption - non-cash adjustment
[3] Expenses related to transactions (NITCO, Flagler, Liftech) and public company preparations
[4] Costs associated with new branch opening in IL
[5] Reflects debt administration fees associated with debt re-finance activity in May 2019
[6] Represents loss associated to auction of CE used equipment in October
[7] Reflects non-cash adjustment for non-recurring aged WIP write-off
[8] Non-cash adjustment non-recurring setting of reserve levels
[9] Represents deferred rent expense adjustments
[10] Represents interest expense associated with showroom-ready new floorplan equipment interest included in interest above